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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2004

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29092 (Commission File No.)	54-1708481 (IRS Employer IdentificationNo.)

1700 Old Meadow Road, Suite 300, McLean, VA
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (703) 902-2800

Item 5. Other Events.

A.    Private Placement of Notes

        On January 14, 2004, Primus Telecommunications Group, Incorporated (the "Company") issued a press release announcing the pricing by Primus Telecommunications Holding, Inc. (the "Issuer"), a direct and wholly owned subsidiary of the Company, of the Issuer's previously announced offering (the "Offering") pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), of $240 million aggregate principal amount of its 8% senior notes due 2014 (the "Notes"). The press release concerning the Offering is attached as Exhibit 99.1 hereto. The Notes are fully and unconditionally guaranteed by the Company. Subject to the satisfaction of certain customary conditions, the Offering is expected to close on or about January 16, 2004.

        The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the Notes. The Notes were not registered under the Securities Act, or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

B.    Legal Proceedings Update

        On December 17, 2003, Primus Telecommunications, Inc. (PTI), our principal U.S. operating subsidiary, was served with notice that the Enforcement Bureau of the Federal Communications Commission (FCC) is conducting an inquiry concerning 96 alleged telephone calls made on behalf of PTI to residential telephone lines that were either (1) included on the Do-Not-Call Registry or (2) to consumers who directly requested not to receive telemarketing calls from PTI. PTI does not conduct outbound telemarketing activities to residential customers, but does use third party telemarketers. PTI is in the process of investigating whether it has responsibility relative to these allegations, or, notwithstanding the actions or inactions of third party telemarketers that may have given rise to the inquiry, PTI has satisfied the standards set out by the FCC as part of its routine business practices. PTI is in the preliminary stages of reviewing circumstances surrounding the subject matter of the inquiry and has not yet responded to the inquiry. Because the Do-Not-Call regulations are relatively new and little formal interpretive guidance exists regarding whether the matters identified in the inquiry represent a violation by PTI of these regulations, it is not clear what consequences the inquiry will have on PTI. Penalties for violations of the rules associated with the Do-Not-Call Registry and the consumer requests not to receive telemarketing calls can reach up to $11,000 per call.

C.    Forward-Looking Information

        Certain statements throughout this Current Report on Form 8-K and elsewhere concerning the Company, the Issuer, PTI and the Offering constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on current expectations, and are not strictly historical statements. Forward-looking statements include, without limitation, statements set forth in this document and elsewhere regarding, among other things:

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  expectations of future growth, revenue, foreign revenue contributions and net income, as well as income from operations, earnings per share, cost reduction efforts, cash flow, network development, Internet services development, traffic development, capital expenditures, selling, general and administrative expenses, goodwill impairment charges, service introductions and cash requirements;

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  financing, refinancing and/or debt repurchase, restructuring or exchange plans or initiatives;

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  liquidity and debt service forecasts;

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  assumptions regarding stable currency exchange rates;

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  management's plans, goals, expectations, guidance, objectives, strategies, and timing for future operations, acquisitions, product plans and performance;

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  the revenue or other impact of our acquisition of the small- and medium-sized enterprise voice customer base of Cable & Wireless (C&W) in the United States;

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  the impact of a recent inquiry by the FCC concerning PTI's compliance with recently enacted Do-Not-Call regulations; and

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  management's assessment of market factors.

        Factors and risks, including certain of those described in greater detail herein, that could cause actual results or circumstances to differ materially from those set forth or contemplated in forward-looking statements include, without limitation:

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  changes in business conditions;

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  fluctuations in the exchange rates of currencies, particularly any strengthening of the United States dollar relative to foreign currencies of the countries where we conduct our foreign operations;

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  adverse interest rate developments;

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  fluctuations in prevailing trade credit terms or revenues due to the adverse impact of, among other things, further telecommunications carrier bankruptcies or adverse bankruptcy related developments affecting our large carrier customers;

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  the possible inability to raise additional capital when needed, or at all;

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  the inability to reduce, repurchase, exchange or restructure debt significantly, or in amounts sufficient to conduct regular ongoing operations;

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  changes in the telecommunications or Internet industry, including rapid technological changes, regulatory changes in our principal markets and the degree of competitive pressure that we may face;

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  adverse tax rulings from applicable taxing authorities;

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  digital subscriber line (DSL), Internet and telecommunications competition;

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  changes in financial, capital market and economic conditions;

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  changes in service offerings or business strategies;

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  difficulty in migrating or retaining customers, including former C&W customers associated with the recent acquisition of this customer base, or integrating other assets;

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  difficulty in providing voice-over-Internet protocol services;

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  changes in the regulatory schemes or requirements and regulatory enforcement in the markets in which we operate;

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  restrictions on our ability to follow certain strategies or complete certain transactions as a result of our capital structure or debt covenants;

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  risks associated with our limited DSL, Internet and Web hosting experience and expertise;

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  entry into developing markets;

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  the possible inability to hire and/or retain qualified sales, technical and other personnel, and to manage growth;

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  risks associated with international operations;

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  dependence on effective information systems;

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  dependence on third parties to enable us to expand and manage our global network and operations;

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  dependence on the implementation and performance of our global asynchronous transfer mode + Internet protocol communications network;

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  adverse outcomes of outstanding litigation matters;

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  adverse FCC rulings or fines affecting our operations;

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  the potential elimination or limitation of a substantial amount or all of our U.S. or foreign operating loss carryforwards due to significant issuances of equity securities, changes in ownership or other circumstances, which carryforwards would otherwise be available to reduce future taxable income; and

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  the outbreak or escalation of hostilities or terrorist acts and adverse geopolitical developments.

        As such, actual results or circumstances may vary materially from such forward-looking statements or expectations. Readers are also cautioned not to place undue reliance on these forward-looking statements which speak only as of the date these statements were made. We are not necessarily obligated to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

        You are advised, however, to consult the discussion of risks and uncertainties under "Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Short- and Long-Term Liquidity Considerations and Risks"; and "—Special Note Regarding Forward-Looking Statements" contained in our quarterly report on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on November 14, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

  99.1
  Press release of Primus Telecommunications Group, Incorporated dated as of January 14, 2004.

Item 9. Regulation FD Disclosure.

A.    Limitation on Incorporation by Reference

        In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

B.    Update of Previously Furnished Information.

        The information set forth below amends and restates certain information previously furnished in Item 9 of the Company's Form 8-K dated January 7, 2004 (the "Previous Form 8-K"). All capitalized terms used in this section but not defined herein shall have the meanings ascribed to them in the Previous Form 8-K. The second paragraph under the caption "Internal Reorganization" in Item 9 of the Previous Form 8-K is hereby amended and restated in its entirety as follows:

        "Net revenue and loss from operations of the Contingently Transferable Subsidiaries and their subsidiaries taken as a group were $193.7 million and $(3.1) million, respectively, for the nine months ended September 30, 2003 and $199.8 million and $(228.1) million, respectively, for the year ended December 31, 2002. Total assets and total liabilities of the Contingently Transferable Subsidiaries and their subsidiaries taken as a group were $786.2 million (including $505.5 million of intercompany receivables) and $1,122.8 million (including $1,058.9 million of intercompany payables), respectively, as of September 30, 2003."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
Dated: January 14, 2004	By:	/s/ NEIL HAZARD
Name: Neil Hazard Title: Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

  99.1
  Press release of Primus Telecommunications Group, Incorporated dated as of January 14, 2004.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURE
INDEX TO EXHIBITS